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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K
                 _____________________________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 24, 1999


                                 US WATS, INC.
                                 -------------

             (Exact name of Registrant as Specified in its Charter)


                                    0-22944
                            (Commission File Number)


            New York                                   22-3055962
            --------                                   ----------
 (State or Other Jurisdiction                  (IRS Employer Identification
 of Incorporation)                             Number)



                               2 Greenwood Square
                                3331 Street Road
                                   Suite 275
                          Bensalem, Pennsylvania 19020
                          ----------------------------
   (Address, including zip code, of Registrant's Principal Executive Offices)

                                 (215) 633-9400
              (Registrant's telephone number, including area code)
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Item 5.    Other Events.

     (i)   Annual Shareholders Meeting.   On November 24, 1999, the Annual
Meeting of Shareholders of US WATS, Inc. ("the Company") was held and action was taken on four matters described in the Company's proxy statement prepared in connection with such meeting. A brief description of each matter and the voting results follows:

     1. The election of five directors (James M. Rossi, Walt Anderson, Murray Goldberg, Artie Regan and Dominic J. Romano) to the Board of Directors to serve a term until the next annual meeting of shareholders and until his successor is duly elected and qualified. The voting results are summarized below:

    Director            For      Withheld    Total
    --------            ---      --------    -----
James M. Rossi       17,760,632    15,400  17,776,032
Walt Anderson        17,761,232    14,800  17,776,032
Murray Goldberg      17,756,622    19,410  17,776,032
Artie Regan          17,757,232    18,800  17,776,032
Dominic J. Romano    17,761,232    14,800  17,776,032

     2.   An amendment to the Certificate of Incorporation of the Company:

                        15,109,357         Votes in favor
                        259,640            Votes against
                        11,200             Abstentions
                        2,395,835          Broker non-votes

     3.   Adoption of the 1999 Stock Option Plan received votes as follows:

                        14,988,584         Votes in favor
                        331,561            Votes against
                        10,900             Abstentions
                        2,444,987          Broker non-votes

     4.   Reincorporation of the Company to Delaware received votes as follows:

                        15,272,797         Votes in favor
                        100,850            Votes against
                        6,550              Abstentions
                        2,395,835          Broker non-votes

     Each of the matters presented above received a sufficient amount of votes to be approved.

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           US WATS, INC.


Date:  December 8, 1999           By:     /s/  David Hurwitz
                                          ------------------
                                  Title:  President and Chief Executive Officer



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